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                                                                    EXHIBIT 10.5


                                AMENDMENT TO THE
                             1993 STOCK OPTION PLAN
                                       OF
                        NEW PLAN EXCEL REALTY TRUST, INC.
                       (AMENDED AND RESTATED MAY 28, 1998)

                             Dated: February 8, 1999

        WHEREAS, New Plan Excel Realty Trust, Inc. ("Company") previously adopted the 1993 Stock Option Plan of New Plan Excel Realty Trust, Inc. ("Plan"); and

        WHEREAS, pursuant to the Plan, the Stock Option Committee of the Board of Directors of the Company has reserved the right to amend the Plan; and

        WHEREAS, the Executive Compensation and Stock Option Committee of the Board of Directors of the Company serves as the Stock Option Committee for the Plan ("Committee"); and

        WHEREAS, the Committee desires to amend the Plan.

        NOW, THEREFORE, the Plan is hereby amended effective September 28, 1998 as follows:

        1. The third sentence of Section 2.1 - Shares Subject to Plan is deleted in its entirety, and the following is substituted therefor:

                "For the fiscal year ending December 31, 1998 and through the termination of the Plan, in no event, except as subject to adjustment as provided in Section 2.2 (to the extent permitted by Section 422 of the Code), shall the aggregate number of shares of Common Stock which cumulatively may be available for issuance upon exercise of Incentive Stock Options granted during the period January 1, 1998 through the termination of the Plan exceed 1,700,000 plus, to the extent such addition does not jeopardize the treatment of Incentive Stock Options as incentive stock options under Section 422 of the Code, the number of shares of Common Stock relating to Incentive Stock Options granted under the Plan which have expired or have been cancelled without having been exercised."

        2. In all other respects the Plan, as amended, shall continue in full force and effect.